SUPPLEMENT DATED DECEMBER 22, 2022

TO THE PROSPECTUS DATED MAY 2, 2022

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

SEPARATE ACCOUNT A

Fixed and Variable Deferred Annuity Contracts

Portfolio Director® Plus

This supplement updates certain information in the most recent prospectus (the “Prospectus”). You should read this supplement in conjunction with your Prospectus and retain it for future reference. All capitalized terms used but not defined herein have the same meaning as those included in the Prospectus.

Effective immediately, the following replaces similar text in the second paragraph under the heading “Variable Account Options” in the Fixed and Variable Account Options section:

Several of the Variable Account Options offered through VALIC’s Separate Account A are also available to the general public (retail investors) outside of annuity contracts, life insurance contracts, or certain employer-sponsored retirement plans. These funds are listed in Appendix A as “Public Funds.” If the Contract is issued under a deferred compensation plan (other than an eligible 457(b) plan), those Variable Account Options that are invested in Public Funds will not be available within your Contract, due to Code requirements concerning investor control. Therefore, ineligible deferred compensation 457(f) plans and private sector top-hat plans may invest only in Divisions investing in VALIC Company I Funds.

Also, effective immediately, two sub-subadvisers have been added to the VALIC Company I International Opportunities Fund (the “Fund”). Accordingly, as it pertains to the Fund, the Adviser/Sub-Adviser information in the table in the Appendix A—Funds Available Under the Contract is updated as shown below.

Adviser: VALIC

Sub-Advisers: MFS and Delaware Investment Fund Advisers

Sub-Subadvisers: Macquarie Investment Management Global Limited and Macquarie Funds Management Hong Kong Limited

You should read the Fund prospectus for more detailed information about the Fund. The Fund prospectus may be obtained by vising our website at https://www.corebridgefinancial.com/rs/prospectus-and-reports/annuities or by calling us at 1-800-448-2542.

Please keep this supplement with your Prospectus.